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                                                                    Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
       (Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

The undersigned officers, Gary A. Shiffman and Jeffrey P. Jorissen, hereby certify that to the best of their knowledge: (a) this Annual Report on Form 10-K of Sun Communities, Inc., for the year ended December 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (b) the information contained in this Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the issuer.

/s/ Gary A. Shiffman                                       Dated: March 16, 2006
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Gary A. Shiffman, Chief Executive Officer

/s/ Jeffrey P. Jorissen                                    Dated: March 16, 2006
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Jeffrey P. Jorissen, Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Sun Communities, Inc. and will be retained by Sun Communities, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.